UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2022

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Alberta	001-31540	71-1630889
(State or other jurisdiction	(Commission	(Employer
of incorporation)	File No.)	Identification No.)

6001 54 Ave.

Taber, Alberta, Canada T1G 1X4

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (250) 477-9969

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	FSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement

The disclosure set forth below under item 1.02 of this Current Report on Form 8-K is incorporated by reference herein to the extent required.

Item 1.02. Termination of a Material Definitive Agreement

As previously announced, Flexible Solutions International Inc., an Alberta corporation (“FSI”), entered into an Agreement and Plan of Merger and Reorganization, dated April 17, 2022 (as subsequently amended on July 24, 2022, the “Merger Agreement”) with Lygos, Inc., a Delaware corporation (“Lygos”), FSI Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), and FSI Merger Sub II, Inc., a Delaware corporation (“Merger Sub II”).

On September 30, 2022, FSI and Lygos entered into a Termination of Agreement and Plan of Merger and Reorganization (the “Termination Agreement”) pursuant to which the parties mutually agreed to terminate the Merger Agreement, effective immediately.

As a result of the termination of the Merger Agreement, the Merger Agreement will be of no further force and effect, and each of the transaction agreements entered into in connection with the Merger Agreement, including, but not limited to, the FSI Support Agreement and the Company Stockholder Support Agreements (each as defined in the Merger Agreement), will either automatically be terminated in accordance with their terms or be of no further force and effect. The Termination Agreement also contains mutual releases, whereby each party releases the other from any claims of liability relating to the transactions contemplated by the Merger Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of the Termination Agreement which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01. Other Events.

The press release announcing the termination of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination of Agreement and Plan of Merger and Reorganization , dated September 30, 2022.

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

Date: September 30, 2022	By:	/s/ Daniel B. O’Brien
Daniel B. O’Brien
President and Chief Executive Officer